EXHIBIT 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Hirsch International Corp. (the "Company") on Form 10-Q for the quarter ended April 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul Gallagher, Chief Executive Officer, President and Chief Operating Officer hereby certify, pursuant to 18 U.S.C., Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Paul Gallagher
------------------
Paul Gallagher
CEO, President and
Chief Operating Officer


June 08, 2005


This certification is made solely for the purposes of 18 U.S.C Section 1350 and is subject to the knowledge standard contained therein, and not for any other purpose.